UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) March 8, 2006

GLOBAL POWER EQUIPMENT GROUP INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-16501	73-1541378
(Commission File Number)	(IRS Employer Identification No.)

6120 S. Yale, Suite 1480, Tulsa, Oklahoma	74136
(Address of Principal Executive Offices)	(Zip Code)

(918) 488-0828

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On March 8, 2006, Global Power Equipment Group Inc. (the “Company”) issued a press release announcing its estimate of results for the fourth quarter ended December 31, 2005 and that it expects to restate fiscal 2004 and quarterly 2005 results due to misreported gross profit on two completed projects in China. A copy of such press release is furnished as Exhibit 99.1 hereto.

On March 9, 2006, the Company participated in a telephone conference call relating to such press release. A transcript of the conference call is furnished as Exhibit 99.2 hereto.

The information being furnished hereunder discloses estimated earnings per diluted share, excluding estimated restructuring and share-based payment charges, with respect to fiscal year 2006, which is a non-GAAP financial measure within the meaning of Regulation G promulgated by the Securities and Exchange Commission. The Company has provided estimated earnings per diluted share adjusted to exclude estimated restructuring and share-based payment charges, which is not a measure of financial performance under GAAP, as such estimate excludes the effect of estimated restructuring charges to be incurred by the Company and the effect of SFAS 123(R) and restricted stock expense. The Company has provided this estimate because restructuring charges are typically non-recurring items that the Company generally excludes from its earnings guidance and excluding such items makes such information more comparable to prior disclosures for investors and financial analysts. Similarly, since the Company began recognizing compensation expense for the fair value of stock options at the grant date beginning on January 1, 2006 under SFAS 123(R), and since the Company expects to award a greater number of shares of restricted stock in 2006 than in prior periods, excluding the effect of these items makes such information more comparable to prior disclosures for investors and financial analysts. A reconciliation of the non-GAAP financial measure to the most directly comparable GAAP financial measure is included in the press release furnished as Exhibit 99.1 hereto.

The information included in this Form 8-K, including exhibits, is being furnished pursuant to this Item 2.02 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be incorporated by reference into any registration statement filed by the Company under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	The following exhibits are furnished herewith:

99.1	Press Release dated March 8, 2006, issued by the Company.

99.2	Transcript of the Company’s March 9, 2006 telephone conference call.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL POWER EQUIPMENT GROUP INC.

Date: March 14, 2006	By:	/s/ Candice L. Cheeseman
Candice L. Cheeseman
General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated March 8, 2006, issued by the Company.

99.2	Transcript of the Company’s March 9, 2006 telephone conference call.